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                                                                      EXHIBIT 21

                                 SUBSIDIARIES OF
                               FLOWERS FOODS, INC.

               NAME OF SUBSIDIARY                     JURISDICTION OF INCORPORATION OR ORGANIZATION
------------------------------------------------      ---------------------------------------------
Flowers Finance, LLC                                                     Delaware
Flowers Bakeries Brands, Inc.                                            Delaware
Flowers Foods Bakeries Group, LLC                                        Georgia
Flowers Baking Co. of Opelika, LLC                                       Alabama
Flowers Baking Co. of Tuscaloosa, LLC                                    Alabama
Bailey Street Bakery, LLC                                                Alabama
Flowers Baking Co. of Texarkana, LLC                                     Arkansas
Flowers Baking Co. of Pine Bluff, LLC                                    Arkansas
Shipley Baking Company, LLC                                              Arkansas
Flowers Baking Co. of Batesville, LLC                                    Arkansas
Flowers Baking Co. of Florida, LLC                                       Florida
Flowers Baking Co. of Miami, LLC                                         Florida
Flowers Baking Co. of Jacksonville, LLC                                  Florida
Flowers Baking Co. of Bradenton, LLC                                     Florida
Flowers Baking Co. of Thomasville, LLC                                   Georgia
Flowers Baking Co. of Villa Rica, LLC                                    Georgia
Flowers Baking Co. of Tucker, LLC                                        Georgia
Table Pride, LLC                                                         Georgia
Flowers Baking Co. of Lafayette, LLC                                     Louisiana
Flowers Baking Co. of New Orleans, LLC                                   Louisiana
Flowers Baking Co. of Baton Rouge, LLC                                   Louisiana
Flowers Baking Co. of Jamestown, LLC                                     North Carolina
Franklin Baking Company, LLC                                             North Carolina
Flowers Baking Co. of Memphis, LLC                                       Tennessee
Flowers Baking Co. of Morristown, LLC                                    Tennessee
Flowers Baking Co. of Nashville, LLC                                     Tennessee
West Tennessee Baking Co., LLC                                           Tennessee
Flowers Baking Co. of Houston, LLC                                       Texas
Flowers Baking Co. of Texas, LLC                                         Texas
Flowers Baking Co. of Tyler, LLC                                         Texas
Flowers Baking Co. of San Antonio, LLC                                   Texas
Flowers Baking Co. of El Paso, LLC                                       Texas
Flowers Baking Co. of Denton, LLC                                        Texas
El Paso Baking Company de Mexico, S.A. de C. V.                          Mexico
San Antonio Baking Co., LLC                                              Texas
Austin Baking Co., LLC                                                   Texas
Corpus Christi Baking Co., LLC                                           Texas
Flowers Baking Co. of Norfolk, LLC                                       Virginia
Flowers Baking Co. of Lynchburg, LLC                                     Virginia
Flowers Baking Co. of West Virginia, LLC                                 West Virginia
The Donut House, LLC                                                     West Virginia
Storck Baking Company, LLC                                               West Virginia
Flowers Foods Specialty Group, LLC                                       Georgia
Flowers Bakery of Atlanta, LLC                                           Georgia
Flowers Bakery of Suwanee, LLC                                           Georgia
Flowers Frozen Desserts, LLC                                             Georgia
Flowers Frozen Desserts Sales Support Group, LLC                         Georgia
Flowers Foil Company, LLC                                                Georgia
Dan-co Bakery, LLC                                                       Georgia
Flowers Frozen Distributors, LLC                                         Georgia
Flowers Frozen Desserts of Pennsylvania, LLC                             Georgia

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
               NAME OF SUBSIDIARY                     JURISDICTION OF INCORPORATION OR ORGANIZATION
------------------------------------------------      ---------------------------------------------
Flowers Bakery of Crossville, LLC                                        Tennessee

Flowers Bakery Distributors, Inc.                                        Tennessee
Flowers Bakery of Cleveland, LLC                                         Tennessee
Flowers Bakery of London, LLC                                            Kentucky
Flowers Bakery of Montgomery, LLC                                        Alabama
Flowers Bakery of Birmingham, LLC                                        Alabama
Flowers Frozen Desserts of Pembroke, LLC                                 North Carolina
Flowers Frozen Desserts of Spartanburg, LLC                              South Carolina
Flowers Frozen Dessert Brands, Inc.                                      South Carolina
Flowers Frozen Desserts of Stillwell, LLC                                Oklahoma